UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2020

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Water Street New York, New York 10038
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange
Warrants (expiring January 19, 2021)	AIG WS	New York Stock Exchange
5.75% Series A-2 Junior Subordinated Debentures	AIG 67BP	New York Stock Exchange
4.875% Series A-3 Junior Subordinated Debentures	AIG 67EU	New York Stock Exchange
Stock Purchase Rights		New York Stock Exchange
Depositary Shares Each Representing a 1/1,000th Interest in a Share of Series A 5.85% Non-Cumulative Perpetual Preferred Stock	AIG PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 —	Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Jonathan Wismer, Deputy Chief Financial Officer and Chief Accounting Officer, will be leaving American International Group, Inc. (the “Company”), effective March 31, 2020, to pursue other opportunities. Mr. Wismer has served as the Company’s principal accounting officer since August 6, 2018.

The Company’s Board of Directors appointed Elias F. Habayeb, age 47, currently the Company’s Senior Vice President, Chief Financial Officer – General Insurance, to the additional role of principal accounting officer, effective March 9, 2020. Mr. Habayeb will now serve as Senior Vice President, Deputy Chief Financial Officer and Chief Accounting Officer, AIG and Chief Financial Officer, General Insurance.

Mr. Habayeb has served as Senior Vice President, Chief Financial Officer – General Insurance since August 2018. Mr. Habayeb was previously the Company’s Senior Vice President, Deputy Chief Financial Officer and Group Controller from July 2015 to August 2018 and, from April 2015 to July 2015, served as the Company’s Senior Vice President, Deputy Chief Financial Officer.

There are no arrangements or understandings between Mr. Habayeb and any other person pursuant to which he was selected as Senior Vice President, Deputy Chief Financial Officer and Chief Accounting Officer, and the Company’s principal accounting officer. Mr. Habayeb has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Any changes to Mr. Habayeb’s compensation arrangements in connection with his appointment as Senior Vice President, Deputy Chief Financial Officer and Chief Accounting Officer, and the Company’s principal accounting officer, would be reflected in an amendment to this Current Report on Form 8-K once determined.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: March 12, 2020	By:	/s/ Kristen W. Prohl
		Name:	Kristen W. Prohl
		Title:	Assistant Secretary